Exhibit 10.66

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of March 11, 2009 (the “Effective Date”), is by and among The Children’s Place Retail Stores, Inc. (the “Issuer”), a corporation incorporated under the laws of Delaware, the parties listed as Guarantors on the signature pages to the Note Purchase Agreement (as defined below) (the “Guarantors”, collectively with the Issuer, the “Note Parties”, and each such Person a “Note Party”), Sankaty Advisors, LLC as collateral agent (the “Agent”), Crystal Capital Fund Management, L.P. as syndication agent, and each Note Purchaser listed on Schedule I attached to the Note Purchase Agreement, relating to the Note Purchase Agreement (collectively, the “Note Purchasers”), dated as of July 31, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Note Purchase Agreement”), among the Note Parties, the Note Purchasers from time to time party thereto, and the Agent.  Terms used but not defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

NOW THEREFORE, in consideration of the mutual agreements contained in the Note Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.  Amendments.  Effective as of the Effective Date, upon satisfaction of the conditions precedent set forth in §2 hereof, and in reliance upon the representations and warranties of the Note Parties set forth in the Note Purchase Agreement and in this Amendment, the Agent and the Note Purchasers hereby:

(i)                                  amend Section 5.12 (ERISA Compliance) of the Note Purchase Agreement by:

(a)  restating the phrase “a favorable determination letter” appearing in the second sentence of subsection 5.12.1 to read “a favorable determination or opinion letter” and

(b)  restating the first sentence of subsection 5.12.2 to read in its entirety as follows:

There are no pending or, to the best knowledge of the Issuer, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than claims for benefits in the ordinary course).

(ii)                               amend Section 7.20 (Compliance with Terms of Leaseholds) of the Note Purchase Agreement by adding the following proviso at the end thereof:

; provided, that Services Company (i) may terminate the New Headquarters Lease and make the New Headquarters Lease Termination Payment in connection therewith and (ii) may terminate the Secaucus Road Lease and make the Secaucus Road Lease Termination Payment in connection therewith provided, in each case, that Services Company shall, simultaneously with such terminations, enter into the 500 Plaza Lease.

(iii)                            amend Section 8.10 (Burdensome Agreements) of the Note Purchase Agreement by restating the parenthetical clause therein to read in its entirety as follows:

(other than the Revolving Loan Documents, this Agreement, any other Note Document or the 500 Plaza Lease Guaranty)

(iv)                           delete Section 8.19 (New Headquarters) of the Note Purchase Agreement in its entirety;

(v)                              amend the definition of “Permitted Indebtedness” by adding new clauses (o), (p) and (q) at the end thereof, to read in their entirety as follows:

(o)                                 the 500 Plaza Lease Guaranty;

(p)                                 Indebtedness arising from the obligation to pay a portion of the New Headquarters Lease Termination Payment on a deferred basis pursuant to Section 6 of the New Headquarters Lease Termination Agreement; and

(q)                                 Indebtedness arising from the obligation to pay a portion of the Secaucus Road Lease Termination Payment on a deferred basis pursuant to Section 6 of the Secaucus Road Lease Termination Agreement.

(vi)                              add, in appropriate alphabetical position, the following new definitions to Annex I of the Note Purchase Agreement:

“500 Plaza Lease” means the Lease, dated on or around the date hereof, pursuant to which 500 Plaza Drive Corp., a New Jersey corporation, as landlord, leases certain premises at 500 Plaza Drive, Secaucus, New Jersey to Services Company, as tenant.

“500 Plaza Lease Guaranty” means the Guaranty, dated on or around the date hereof, executed by the Issuer in favor of 500 Plaza Drive Corp., a New Jersey corporation, pursuant to which the Issuer guarantees the obligations of Services Company under the 500 Plaza Lease (as modified pursuant to that certain letter agreement, dated on or around the date hereof, by and among the Issuer, Services Company and 500 Plaza Drive Corp.)..

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“New Headquarters Lease” means the Agreement of Lease dated May 3, 2006, as amended by Lease Modification Agreement dated November 27, 2006, Letter Agreement dated January 17, 2007, and Consent to License dated January 1, 2008 pursuant to which Hartz Mountain Associates, a New Jersey general partnership, as landlord leased certain premises at 2 Emerson Lane, Secaucus, New Jersey to Services Company, as tenant.

“New Headquarters Lease Termination Payment” means the fee payable by Services Company pursuant to Section 6 of the New Headquarters Lease Termination Agreement in order to terminate such lease prior to the expiration of its term.

“New Headquarters Lease Termination Agreement” means the Lease Termination Agreement, dated on or around the date hereof, between Hartz Mountain Metropolitan, a New Jersey general partnership, as landlord, and Services Company, as tenant, pursuant to which the Lease of the New Headquarters is terminated prior to the expiration of its stated term.

“Secaucus Road Lease” means the Agreement of Lease dated June 30, 1998, as amended by Letter Agreement dated June 30, 1998, Lease Modification Agreement dated November 20, 1998, Second Lease Modification Agreement dated November 19, 2004, Consent to Assignment and Assumption of Lease Agreement dated October 30, 2004, Lease Termination Agreement dated May 3, 2006, and Agreement dated November 27, 2006 (collectively, “the Lease”), pursuant to which Hartz Mountain Associates, a New Jersey general partnership, as landlord leased certain premises at 915 Secaucus Road, Secaucus, New Jersey to Services Company, as tenant.

“Secaucus Road Lease Termination Payment” means the fee payable by Services Company pursuant to Section 6 of the Secaucus Road Lease Termination Agreement in order to terminate the Secaucus Road Lease prior to the expiration of its term.

“Secaucus Road Lease Termination Agreement” means the Lease Termination Agreement, dated on or around the date hereof, between Hartz Mountain Associates, a New Jersey general partnership, as landlord, and Services Company, as tenant, pursuant to which the Secaucus Road Lease is terminated prior to the expiration of its stated term.

The foregoing are limited amendments and the execution and delivery of this Amendment does not constitute a waiver or amendment by the Agent or any Note Purchaser of any other term or condition under the Note Purchase Agreement or any other Note Document.

§2.                               Conditions Precedent.  This Amendment shall become effective as of the Effective Date at such time as (i) each of the Note Parties, the Note Purchasers and the

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Agent have duly executed and delivered to the Agent a counterpart signature page to this Amendment, (ii) each of the Guarantors has duly executed and delivered to the Agent a counterpart signature page to the Ratification of Guaranty attached to this Amendment, and (iii) the Agent shall have been provided and be satisfied with the Secaucus Road Lease Termination Agreement and the New Headquarters Lease Termination Agreement.

§3.                               Representations and Warranties.  The Note Parties hereby represent and warrant to the Agent and the Note Purchasers as follows:

(a)                                  Representations and Warranties.  All representations and warranties of each of the Note Parties contained in the Note Purchase Agreement and the other Note Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); provided, that, for the avoidance of doubt, for the limited purpose of this Amendment, this Section 3(a) shall not apply to Section 5.5.3 of the Note Purchase Agreement because the Projections referred to therein are currently in progress.

(b)                                 Default.  Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)                                  Authority, Etc.  The execution and delivery by the Note Parties, of this Amendment and the Ratification of Guaranty attached to this Amendment and the performance by the Note Parties of all of their agreements and obligations under the Note Purchase Agreement as amended hereby and the other Note Documents to which they are party are within the corporate or limited liability company authority, as applicable, of the Note Parties and have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of the Note Parties.

(d)                                 Enforceability of Obligations.  This Amendment, the Ratification of Guaranty attached to this Amendment, the Note Purchase Agreement, and the other Note Documents constitute the legal, valid and binding obligations of the Note Parties, to the extent parties thereto, enforceable against the Note Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and by equitable principles of general applicability, regardless of whether enforcement is sought in an action at law or proceeding in equity.

§4.                               Ratification of Existing Agreements.  The Note Parties agree that the Note Obligations are, except as otherwise expressly modified in this Amendment upon the terms set forth herein, ratified and confirmed in all respects.  In addition, by the execution of this Amendment, the Note Parties represent and warrant that no counterclaim, right of set-off or defense of any kind on the part of the Note Parties exists or is outstanding with respect to such Note Obligations.

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§5.                               No Other Amendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Note Purchase Agreement and the other Note remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Agent or the Note Purchasers to grant any similar or other future waiver or amendment of any of the terms and conditions of the Note Purchase Agreement or the other Note Documents or (b) in any way prejudice, impair or affect any rights or remedies of the Agent or the Note Purchasers under the Note Purchase Agreement or the other Note Documents.

§6.                               Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§7.                               Expenses.  Pursuant to Section 13.1 of the Note Purchase Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Note Parties.

§8.                               Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment shall be a “Note Document” under and as defined in the Note Purchase Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE ISSUER:	THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance & Administration

GUARANTORS:	THE CHILDREN’S PLACE SERVICES COMPANY, LLC

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance & Administration

TWIN BROOK INSURANCE COMPANY, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: President

THECHILDRENSPLACE.COM, INC.

	By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Assistant Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

***Signature Page to
Limited Waiver to Note Purchase Agreement***

THE CHILDREN’S PLACE (VIRGINIA), LLC

By:	Adrienne Urban
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

[Signatures continue on following page]

***Signature Page to
Limited Waiver to Note Purchase Agreement***

COLLATERAL AGENT:	SANKATY ADVISORS, LLC

	By:	/s/ Stuart E. Davies
Name: Stuart E. Davies
Title: Managing Director

NOTE PURCHASERS:	SANKATY CREDIT OPPORTUNITIES III, L.P.

	By:	/s/ Stuart E. Davies
Name: Stuart E. Davies
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES IV, L.P.

	By:	/s/ Stuart E. Davies
Name: Stuart E. Davies
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES IV (OFFSHORE MASTER), L.P.

	By:	/s/ Stuart E. Davies
Name: Stuart E. Davies
Title: Managing Director

RGIP, LLC

	By:	/s/ Bradford Malt
Name: Bradford Malt
Title: Managing Member

[Signatures continue on following page]

***Signature Page to
Limited Waiver to Note Purchase Agreement***

CRYSTAL CAPITAL OFFSHORE WAREHOUSE LTD.

By:
Name:
Title:

CRYSTAL CAPITAL ONSHORE WAREHOUSE LLC

As duly authorized: Crystal Capital Fund Management, L.P., as designated manager

By: Crystal Capital Fund Management GP, LLC, its General Partner

		By:	/s/ Evren Orzagun
Name: Evren Orzagun
Title: Director

1903 ONSHORE FUNDING, LLC

By: GB Merchant Partners, LLC, its Investment Manager

	By:		/s/ Wendy Landon
Name: Wendy Landon
Title: Managing Director

1903 OFFSHORE LOANS SPV LIMITED

By: GB Merchant Partners, LLC, its Investment Manager

	By:		/s/ Wendy Landon
Name: Wendy Landon
Title: Managing Director

***Signature Page to
Limited Waiver to Note Purchase Agreement***

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Notes Parties’ execution thereof; (b) agrees to be bound thereby; and (c) ratifies and confirms all of its obligations and liabilities under the Note Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in full force and effect with respect to, and continue to guarantee and secure, as applicable, the Note Obligations of the Note Parties under the Note Purchase Agreement.

GUARANTORS:	THE CHILDREN’S PLACE SERVICES COMPANY, LLC

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance & Administration

TWIN BROOK INSURANCE COMPANY, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: President

THECHILDRENSPLACE.COM, INC.

	By:	/s/ Adrienne Urban
Name: Adrienne Urban
Title: Assistant Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC.

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer

THE CHILDREN’S PLACE (VIRGINIA), LLC

	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Senior Vice President and Treasurer